
                                                                                                         EXHIBIT 99.3

                                                                                                  EXHIBIT B

                              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                     BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                              NOTEHOLDERS
                                           SEPTEMBER 16,1996

Principal Distribution Amount
Class A-1 Notes:                                            $0.00   (    $0.00 per $1,000 original principal amount)
Class A-2 Notes:                                   $10,110,344.57   (   $96.82 per $1,000 original principal amount)
Class A-3 Notes:                                            $0.00   (    $0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                            $0.00    (   $0.00 per $1,000 original principal amount)
Class A-2 Notes:                                      $325,950.80    (   $3.12 per $1,000 original principal amount)
Class A-3 Notes:                                      $516,347.58    (   $5.08 per $1,000 original principal amount)

Note Balance:
         Class A-1 Notes                                                                                    $0.00
         Class A-2 Notes                                                                           $56,184,734.41
         Class A-3 Notes                                                                          $101,576,574.00

Note Pool Factor:
         Class A-1 Notes                                                                                0.0000000
         Class A-2 Notes                                                                                0.5380288
         Class A-3 Notes                                                                                1.0000000

Certificate Balance                                                                                $12,137,649.00

Certificate Pool Factor                                                                                 1.0000000

Servicing Fee                                                                                         $150,007.75
Servicing Fee Per $1,000 Note                                                                               $0.49

                                    10